Exhibit 99.1

Pennant Reports Fourth Quarter and Fiscal Year 2025 Results

Conference Call and Webcast scheduled for tomorrow, February 26, 2026 at 10:00 am MT

EAGLE, Idaho – February 25, 2026 (GLOBE NEWSWIRE) - The Pennant Group, Inc. (NASDAQ: PNTG), the parent company of the Pennant group of affiliated home health, hospice and senior living companies, today announced its operating results, reporting GAAP diluted earnings per share of $0.84 for the full year and $0.24 for the fourth quarter of 2025. Pennant also reported adjusted diluted earnings per share of $1.18 for the full year and $0.34 for the quarter(1).

Fourth Quarter Highlights

▪Total revenue for the full year was $947.7 million, an increase of $252.5 million or 36.3% over the prior year, and for the quarter was $289.3 million, an increase of $100.4 million or 53.2% over the prior year quarter;

▪Net income for the full year was $29.6 million, an increase of $7.0 million or 31.1% over the prior year and for the fourth quarter was $8.6 million, an increase of $2.9 million or 50.0% over the prior year quarter;

▪Adjusted net income for the full year was $41.6 million, an increase of $11.6 million or 38.9% over the prior year and for the fourth quarter was $12.2 million, an increase of $3.7 million or 43.1% over the prior year quarter;

▪Consolidated Adjusted EBITDAR for the full year was $120.9 million, an increase of $25.1 million or 26.2% over the prior year and for the fourth quarter was $35.3 million, an increase of $10.4 million or 41.7% over the prior year quarter;

▪Consolidated Adjusted EBITDA for the full year was $72.5 million, an increase of $19.2 million or 36.0% over the prior year and for the fourth quarter was $22.4 million, an increase of $8.6 million or 62.5% over the prior year quarter;

▪Home Health and Hospice Services segment revenue for the full year was $732.7 million, an increase of $213.2 million or 41.0% over the prior year and for the fourth quarter was $233.3 million, an increase of $91.3 million or 64.3% over the prior year quarter;

▪Home Health and Hospice Services segment adjusted EBITDAR from operations for the full year was $120.8 million, an increase of $33.1 million or 37.8% over prior year and for the fourth quarter was $36.8 million, an increase of $13.6 million or 58.5% over the prior year quarter; and segment adjusted EBITDA from operations the full year was $111.1 million, an increase of $30.5 million or 37.8% over the prior year and for the fourth quarter was $33.7 million, an increase of $12.4 million or 58.2% over the prior year quarter;

▪Total home health admissions for the the full year were 86,076, an increase of 26,335 or 44.1% over the prior year and for the fourth quarter were 28,941, an increase of 12,982 or 81.3% over the prior year quarter; total Medicare home health admissions for the full year were 34,882, an increase of 10,284 or

Exhibit 99.1
41.8% over the prior year and for the fourth quarter were 12,082, an increase of 5,639 or 87.5% over the prior year quarter;

▪Hospice average daily census for the full year was 4,204, an increase of 936 or 28.6% over prior year and for the fourth quarter was 5,060, an increase of 1,615 or 46.9% compared to the prior year quarter;

▪Senior Living Services segment revenue for the full year was $215.0 million, an increase of $39.2 million or 22.3% over prior year and for the fourth quarter was $56.1 million, an increase of $9.2 million or 19.6% over the prior year quarter; average occupancy for the fourth quarter was 80.6%, an increase of 200 basis points over the prior year quarter, and average monthly revenue per occupied room for the fourth quarter was $5,238 an increase of $277 or 5.6% over the prior year quarter;

▪Senior Living segment adjusted EBITDAR from operations for the full year was $60.5 million, an increase of $8.9 million or 17.2% over the prior year and for the fourth quarter was $16.0 million, an increase of $2.5 million or 19.0% over the prior year quarter; and segment adjusted EBITDA from Operations for the full year was $21.8 million, an increase of $5.6 million or 34.4% over the prior year and for the fourth quarter was $6.1 million, an increase of $1.9 million or 46.0% over the prior year quarter.

(1)	See "Reconciliation of GAAP to Non-GAAP Financial Information.”
(2)	“Same store Senior Living Services” is defined as all senior living communities excluding those transferred to Ensign and new senior living operations acquired in 2024 or 2025.

Operating Results

“2025 was a year of record-breaking performance and growth for Pennant,” said Brent Guerisoli, the Company’s Chief Executive Officer. “Our operational flywheel continues to gain momentum, even in the midst of accelerative expansion. Our growth wasn’t only significant in its magnitude--it was strategic, high-quality investment. We added attractive operations to our footprint and created a foundation for additional expansion in the Southeast. At the same time, we drove strong same-store results and continued to execute in our senior living business.”

“We will be focused on integrating our new operations and continuing to instill operational excellence across our businesses in 2026,” said John Gochnour, the Company’s Chief Operating Officer. “We have completed many acquisitions in our history, and we understand the importance of successful transitions, in terms of employee experience, culture, clinical excellence, and financial results. We saw tremendous momentum across virtually all key growth metrics in 2025, including growth in home health admissions of 44.1% and hospice average daily census of 28.6%, leading to revenue growth of 41.0% and segment Adjusted EBITDA growth of 37.8% year over year. Senior living year-over-year occupancy grew 90 basis points coupled with rate increases of 8.0%, generating revenue growth of 22.3% and Adjusted EBITDA improvement of 34.4%, year over year. Even as we worked diligently to transition many new operations, we delivered record operational and clinical performance in both segments. With seasoned leaders and well-performing operations anchoring our efforts, we are poised to continue this success throughout 2026.”

A discussion of the Company’s use of Non-GAAP financial measures is set forth below. Reconciliations of net income to EBITDA, adjusted EBITDAR, adjusted EBITDA, and adjusted EBITDA prior to NCI, as well as a reconciliation of GAAP earnings per share, net income to adjusted net earnings per share and adjusted net income, appear in the financial data portion of this release. More complete information is contained in the Company’s Form 10-K for the year ended December 31, 2025, which will be filed with the SEC and will be available to be viewed on the Company’s website at www.pennantgroup.com.

2026 Guidance

Management is providing 2026 annual guidance as follows: total revenue is anticipated to be between $1,133.6 million and $1,171.8 million; full year 2026 adjusted earnings per diluted share is anticipated to be between $1.26

Exhibit 99.1
and $1.36; full year 2026 adjusted EBITDA is anticipated to be between $88.5 million and $94.1 million; and full year adjusted EBITDA prior to NCI is anticipated to be $94.2 million to $100.0 million.

The Company’s updated 2026 annual guidance is based on diluted weighted average shares outstanding of approximately 37.0 million and a 26.0% effective tax rate. The guidance includes among other things, certain costs relating to our transition services agreement with UnitedHealth, reimbursement rate adjustments and no unannounced acquisitions. It excludes net income attributable to noncontrolling interest, the tax-effected costs at start-up operations, share-based compensation, acquisition-related costs, and gain (loss) on disposition of assets and impairments.
Lynette Walbom, the Company’s Chief Financial Officer, also stated, “We believe providing updated annual adjusted consolidated EBITDA guidance in addition to updated annual revenue and adjusted earnings per share guidance is helpful to understanding our expectations for our business and operational cash flow. This updated guidance reflects management’s expectations based on 2025 performance and current operating conditions as well as the impacts of the transaction with UnitedHealth and Amedisys. Our guidance includes revenue in the range of $191.2 to $200.3 million, adjusted EBITDA in the range of $16.7 to $17.9 million, and adjusted EBITDA prior to NCI of $19.8 to $21.1 million relating to these former UnitedHealth and Amedisys assets.”

Conference Call

A live webcast will be held tomorrow, February 26, 2026 at 10:00 a.m. Mountain time (12:00 p.m. Eastern time) to discuss Pennant’s fourth quarter 2025 financial results. To listen to the webcast, or to view any financial or statistical information required by SEC Regulation G, please visit the Investors Relations section of Pennant’s website at https://investor.pennantgroup.com. The webcast will be recorded and will be available for replay via the website.
About Pennant

The Pennant Group, Inc. is a holding company of independent operating subsidiaries that provide healthcare services through 172 home health and hospice agencies and 63 senior living communities located throughout Arizona, California, Colorado, Idaho, Montana, Nevada, Oklahoma, Oregon, Texas, Utah, Washington, Wisconsin and Wyoming. Each of these businesses is operated by a separate, independent operating subsidiary that has its own management, employees and assets. References herein to the consolidated "company" and "its" assets and activities, as well as the use of the terms "we," "us," "its" and similar verbiage, are not meant to imply that The Pennant Group, Inc. has direct operating assets, employees or revenue, or that any of the home health and hospice businesses, senior living communities or the Service Center are operated by the same entity. More information about Pennant is available at www.pennantgroup.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release contains, and the related conference call and webcast will include, forward-looking statements that are based on management’s current expectations, assumptions and beliefs about its business, financial performance, operating results, the industry in which it operates and other future events. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding growth prospects, future operating and financial performance, and acquisition activities. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to materially and adversely differ from those expressed in any forward-looking statement.

These risks and uncertainties relate to the company’s business, its industry and its common stock and include: reduced prices and reimbursement rates for its services; its ability to acquire, develop, manage or improve operations, its ability to manage its increasing borrowing costs as it incurs additional indebtedness to fund the acquisition and development of operations; its ability to access capital on a cost-effective basis to continue to

Exhibit 99.1
successfully implement its growth strategy; its operating margins and profitability could suffer if it is unable to grow and manage effectively its increasing number of operations; competition from other companies in the acquisition, development and operation of facilities; its ability to defend claims and lawsuits, including professional liability claims alleging that our services resulted in personal injury, and other regulatory-related claims; and the application of existing or proposed government regulations, or the adoption of new laws and regulations, that could limit its business operations, require it to incur significant expenditures or limit its ability to relocate its operations if necessary. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the company’s periodic filings with the Securities and Exchange Commission, including its Form 10-Q and/or 10-K, for a more complete discussion of the risks and other factors that could affect Pennant’s business, prospects and any forward-looking statements. Except as required by the federal securities laws, Pennant does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

Contact Information

Investor Relations
The Pennant Group, Inc.
(208) 401-1400
ir@pennantgroup.com

SOURCE: The Pennant Group, Inc.

Exhibit 99.1
THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited, in thousands, except for per-share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024

Revenue	$289,323	$188,892	$947,705	$695,240

Expense
Cost of services	237,053	152,673	768,503	558,449
Rent—cost of services	12,997	11,215	48,700	43,029
General and administrative expense	19,344	13,872	71,077	50,209
Depreciation and amortization	2,359	1,827	8,538	6,119
(Gain) loss on disposition of property and equipment, net	100	69	(999)	(682)
Total expenses	271,853	179,656	895,819	657,124
Income from operations	17,470	9,236	51,886	38,116
Other (expense) income, net:
Other income	54	15	422	207
Interest expense, net	(3,253)	(650)	(6,678)	(6,956)
Other expense, net	(3,199)	(635)	(6,256)	(6,749)
Income before provision for income taxes	14,271	8,601	45,630	31,367
Provision for income taxes	3,896	2,071	11,866	7,028
Net income	10,375	6,530	33,764	24,339
Less: Net income attributable to noncontrolling interest	1,738	772	4,186	1,780
Net income attributable to The Pennant Group, Inc.	$8,637	$5,758	$29,578	$22,559
Earnings per share:
Basic	$0.25	$0.17	$0.86	$0.72
Diluted	$0.24	$0.16	$0.84	$0.70
Weighted average common shares outstanding:
Basic	34,652	34,269	34,563	31,191
Diluted	35,442	35,333	35,316	32,000

Exhibit 99.1
THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except par value)

	December 31, 2025	December 31, 2024
Assets
Current assets:
Cash	$17,024	$24,246
Accounts receivable—less allowance for doubtful accounts of $681 and $232, at December 31, 2025 and December 31, 2024 respectively	123,109	81,302
Prepaid expenses and other current assets	27,273	17,308
Total current assets	167,406	122,856
Property and equipment, net	60,984	43,296
Operating lease right-of-use assets	275,947	270,586
Deferred tax assets, net	478	—
Restricted and other assets	26,676	17,477
Goodwill	237,246	129,124
Other indefinite-lived intangibles	199,442	96,182
Total assets	$968,179	$679,521
Liabilities and equity
Current liabilities:
Accounts payable	$25,171	$18,737
Accrued wages and related liabilities	65,229	43,106
Operating lease liabilities—current	25,013	19,671
Current maturities of long-term debt	5,000	—
Other accrued liabilities	26,851	20,186
Total current liabilities	147,264	101,700
Long-term operating lease liabilities—less current portion	254,311	253,420
Deferred tax liabilities, net	150	1,861
Other long-term liabilities	23,365	10,575
Long-term debt	168,837	—
Total liabilities	593,927	367,556
Commitments and contingencies
Equity:
Common stock, $0.001 par value; 100,000 shares authorized; 34,878 and 34,626 shares issued and outstanding at December 31, 2025, respectively; and 34,670 and 34,373 shares issued and outstanding at December 31, 2024, respectively	35	35
Additional paid-in capital	245,833	236,091
Retained earnings	86,800	57,222
Treasury stock, at cost, 3 shares at December 31, 2025 and December 31, 2024	(65)	(65)
Total The Pennant Group, Inc. stockholders’ equity	332,603	293,283
Noncontrolling interest	41,649	18,682
Total equity	374,252	311,965
Total liabilities and equity	$968,179	$679,521

Exhibit 99.1
THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
The following table presents selected data from our condensed consolidated statements of cash flows for the periods presented:

	Year Ended December 31,
	2025	2024
Net cash provided by operating activities	$48,294	$39,298
Net cash used in investing activities	(227,971)	(70,684)
Net cash provided by financing activities	172,455	49,573
Net increase (decrease) in cash	(7,222)	18,187
Cash beginning of period	24,246	6,059
Cash end of period	$17,024	$24,246

Exhibit 99.1
THE PENNANT GROUP, INC.
REVENUE BY SEGMENT
(unaudited, dollars in thousands)

The following table sets forth our total revenue by segment and as a percentage of total revenue for the periods indicated:

	Three Months Ended December 31,
	2025		2024
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Home health and hospice services
Home health	$116,432	40.2%	$66,766	35.3%
Hospice	97,061	33.5	63,391	33.6
Home care and other(a)	19,779	6.9	11,864	6.3
Total home health and hospice services	233,272	80.6	142,021	75.2
Senior living services	56,051	19.4	46,871	24.8
Total revenue	$289,323	100.0%	$188,892	100.0%

(a)	Home care and other revenue is included with home health revenue in other disclosures in this press release.

	Year Ended December 31,
	2025		2024
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Home health and hospice services
Home health	$351,240	37.1%	$239,539	34.5%
Hospice	317,801	33.5	240,102	34.5
Home care and other(a)	63,686	6.7	39,843	5.7
Total home health and hospice services	732,727	77.3	519,484	74.7
Senior living services	214,978	22.7	175,756	25.3
Total revenue	$947,705	100.0%	$695,240	100.0%

(a)	Home care and other revenue is included with home health revenue in other disclosures in this press release.

Exhibit 99.1
THE PENNANT GROUP, INC.
SELECT PERFORMANCE INDICATORS
(unaudited, total revenue dollars in thousands)

The following table summarizes our overall home health and hospice performance indicators for the each of the dates or periods indicated:

	Three Months Ended December 31,
	2025	2024	Change	% Change
Total agency results:
Home health and hospice revenue	$233,272	$142,021	$91,251	64.3%

Home health services:
Total home health admissions	28,941	15,959	12,982	81.3%
Total Medicare home health admissions	12,082	6,443	5,639	87.5%
Average Medicare revenue per 60-day completed episode(a)	$3,755	$3,727	$28	0.8%
Hospice services:
Total hospice admissions	4,423	3,090	1,333	43.1%
Average daily census	5,060	3,445	1,615	46.9%
Hospice Medicare revenue per day	$192	$186	$6	3.2%

	Three Months Ended December 31,
	2025	2024	Change	% Change
Same agency(b) results:
Home health and hospice revenue	$138,177	$121,557	$16,620	13.7%

Home health services:
Total home health admissions	13,655	13,098	557	4.3%
Total Medicare home health admissions	5,710	5,277	433	8.2%
Average Medicare revenue per 60-day completed episode(a)	$3,654	$3,525	$129	3.7%
Hospice services:
Total hospice admissions	3,165	2,970	195	6.6%
Average daily census	3,574	3,296	278	8.4%
Hospice Medicare revenue per day	$198	$187	$11	5.9%

Exhibit 99.1

	Year Ended December 31,
	2025	2024	Change	% Change
Total agency results:
Home health and hospice revenue	$732,727	$519,484	$213,243	41.0%

Home health services:
Total home health admissions	86,076	59,741	26,335	44.1%
Total Medicare home health admissions	34,882	24,598	10,284	41.8%
Average Medicare revenue per 60-day completed episode(a)	$3,755	$3,628	$127	3.5%
Hospice services:
Total hospice admissions	15,189	12,208	2,981	24.4%
Average daily census	4,204	3,268	936	28.6%
Hospice Medicare revenue per day	$192	$183	$9	4.9%

	Year Ended December 31,
	2025	2024	Change	% Change
Same agency(b) results:
Home health and hospice revenue	$517,976	$465,108	$52,868	11.4%

Home health services:
Total home health admissions	54,460	50,746	3,714	7.3%
Total Medicare home health admissions	22,272	21,146	1,126	5.3%
Average Medicare revenue per 60-day completed episode(a)	$3,617	$3,495	$122	3.5%
Hospice services:
Total hospice admissions	12,430	11,677	753	6.4%
Average daily census	3,438	3,189	249	7.8%
Hospice Medicare revenue per day	$192	$186	$6	3.2%

(a)	The year to date average for Medicare revenue per 60-day completed episode includes post period claim adjustments for prior periods.
(b)	Same agency results represent all agencies purchased or licensed prior to January 1, 2024.

The following table summarizes our senior living performance indicators for the periods indicated:

	Three Months Ended December 31,
	2025	2024	Change	% Change
Total senior living results:
Senior living revenue	$56,051	$46,871	$9,180	19.6%

Occupancy	80.6%	78.6%	2.0%
Average monthly revenue per occupied unit	$5,238	$4,961	$277	5.6%

Exhibit 99.1

	Three Months Ended December 31,
	2025	2024	Change	% Change
Same store senior living(a) results:
Senior living revenue	$46,646	$43,041	$3,605	8.4%

Occupancy	82.1%	79.6%	2.5%
Average monthly revenue per occupied unit	$5,181	$4,905	$276	5.6%

The following table summarizes our senior living performance indicators for the periods indicated:

	Year Ended December 31,
	2025	2024	Change	% Change
Total senior living results:
Senior living revenue	$214,978	$175,756	$39,222	22.3%

Occupancy	79.7%	78.8%	0.9%
Average monthly revenue per occupied unit	$5,195	$4,811	$384	8.0%

	Year Ended December 31,
	2025	2024	Change	% Change
Same store senior living(a) results:
Senior living revenue	$180,576	$165,926	$14,650	8.8%

Occupancy	80.8%	79.7%	1.1%
Average monthly revenue per occupied unit	$5,136	$4,769	$367	7.7%

(a)	Same store senior living results represent all senior living communities purchased or licensed prior to January 1, 2024, excluding affiliate memory care units in transition.

Exhibit 99.1
THE PENNANT GROUP, INC.
REVENUE BY PAYOR SOURCE
(unaudited, dollars in thousands)

The following table presents our total revenue by payor source as a percentage of total revenue for the periods indicated:

	Three Months Ended December 31,
	2025		2024
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Revenue:
Medicare	$144,522	50.0%	$90,116	47.7%
Medicaid	34,426	11.9	25,318	13.4
Subtotal	178,948	61.9	115,434	61.1
Managed care	48,114	16.6	26,613	14.1
Private and other(a)	62,261	21.5	46,845	24.8
Total revenue	$289,323	100.0%	$188,892	100.0%

(a)	Private and other payors includes revenue from all payors generated in the Company’s home care operations and management services agreement.

	Year Ended December 31,
	2025		2024
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Revenue:
Medicare	$458,299	48.4%	$335,862	48.3%
Medicaid	124,028	13.1	91,704	13.2
Subtotal	582,327	61.5	427,566	61.5
Managed care	142,382	15.0	92,697	13.3
Private and other(a)	222,996	23.5	174,977	25.2
Total revenue	$947,705	100.0%	$695,240	100.0%

(a)	Private and other payors includes revenue from all payors generated in the Company’s home care operations and management services agreement.

Exhibit 99.1
THE PENNANT GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION
(unaudited, in thousands, except per share data)

The following table reconciles net income to Non-GAAP net income for the periods presented:

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024

Net income attributable to The Pennant Group, Inc.	$8,637	$5,758	$29,578	$22,559

Non-GAAP adjustments
Costs at start-up operations(a)	374	229	515	473
Share-based compensation expense(b)	2,177	2,425	9,036	8,242
Acquisition related costs(c)	1,102	282	6,587	1,278
Interest expense - write off deferred financing fees(e)	—	—	—	428
Activities associated with transitioning operations(d)	151	68	(660)	(350)
Transition services costs(e)	503	—	503	—
Unusual, non-recurring or redundant charges(f)	12	458	113	1,004
Provision for income taxes on Non-GAAP adjustments(g)	(800)	(726)	(4,059)	(3,668)
Non-GAAP net income	$12,156	$8,494	$41,613	$29,966

Dilutive Earnings Per Share As Reported
Net Income	$0.24	$0.16	$0.84	$0.70
Average number of shares outstanding	35,442	35,333	35,316	32,000

Adjusted Diluted Earnings Per Share
Net Income	$0.34	$0.24	$1.18	$0.94
Average number of shares outstanding	35,442	35,333	35,316	32,000

(a)	Represents results related to start-up operations.
		Three Months Ended December 31,		Year Ended December 31,
		2025	2024	2025	2024
	Revenue	$(1,364)	$(172)	$(6,235)	$(5,128)
	Cost of services	1,633	381	6,417	5,265
	Rent	15	18	56	324
	Depreciation & amortization	90	2	277	12
	Total Non-GAAP adjustment	$374	$229	$515	$473

(b)	Represents share-based compensation expense incurred for the periods presented.
		Three Months Ended December 31,		Year Ended December 31,
		2025	2024	2025	2024
	Cost of services	$1,402	$1,039	$5,260	$3,853
	General and administrative	775	1,386	3,776	4,389
	Total Non-GAAP adjustment	$2,177	$2,425	$9,036	$8,242

(c)	Represents costs incurred to acquire an operation that are not capitalizable.

Exhibit 99.1

(d)	During 2024 and 2025, an affiliate of the Company held its memory care units in transition and is converting the facility into an assisted living community. We received insurance proceeds related to the property in 2024 and 2025 which were recorded in gain on disposition of property and equipment, net on the consolidated statements of income.
		Three Months Ended December 31,		Year Ended December 31,
		2025	2024	2025	2024
	Revenue	$—	$—	$—	$(1)
	Cost of services	96	13	181	(569)
	Rent	52	52	209	209
	Depreciation	3	3	11	11
	Gain on disposition of property and equipment, net	—	—	(1,061)	—
	Total Non-GAAP adjustment	$151	$68	$(660)	$(350)

(e)	Costs identified as redundant or non-recurring incurred by the Company as a result of the Transition Services Agreement between the Company and UnitedHealth entered into as part of the acquisition agreement. All amounts are included in Cost of services. Fees incurred under the transition services agreement were $3,001 for the year ended December 31, 2025.

(f)	Represents unusual, non-recurring, or redundant charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

(g)
Represents an adjustment to the provision for income tax to the year-to-date effective tax rate of 25.8% and 25.2% for the year ended December 31, 2025 and 2024, respectively. This rate excludes the tax benefit of share-based payment awards.

The table below reconciles Consolidated net income to the Consolidated Non-GAAP financial measure, Consolidated Adjusted EBITDA, and to the Non-GAAP valuation measure, Consolidated Adjusted EBITDAR, for the periods presented:

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024

Consolidated net income	$10,375	$6,530	$33,764	$24,339
Less: Net income attributable to noncontrolling interest	1,738	772	4,186	1,780
Add: Provision for income taxes	3,896	2,071	11,866	7,028
Net interest expense	3,253	650	6,678	6,956
Depreciation and amortization	2,359	1,827	8,538	6,119
Consolidated EBITDA	18,145	10,306	56,660	42,662
Adjustments to Consolidated EBITDA
Add: Start-up operations(a)	269	209	182	137
Share-based compensation expense(b)	2,177	2,425	9,036	8,242
Acquisition related costs(c)	1,102	282	6,587	1,278
Activities associated with transitioning operations(d)	96	13	(880)	(570)
Transition services costs(e)	503	—	503	—
Unusual, non-recurring, or redundant charges(f)	12	458	113	1,004
Rent related to items (a) and (d) above	67	70	265	533
Consolidated Adjusted EBITDA	22,371	13,763	72,466	53,286
Rent—cost of services	12,997	11,215	48,700	43,029
Rent related to items (a) and (d) above	(67)	(70)	(265)	(533)
Adjusted rent—cost of services	12,930	11,145	48,435	42,496
Consolidated Adjusted EBITDAR(g)	$35,301		$120,901

Exhibit 99.1

(a)	Represents results related to start-up operations. This amount excludes rent and depreciation and amortization expense related to such operations.
(b)	Share-based compensation expense and related payroll taxes incurred. Share-based compensation expense and related payroll taxes are included in cost of services and general and administrative expense.
(c)	Non-capitalizable costs associated with acquisitions and write-offs for amounts in dispute with the prior owners of certain acquired operations.
(d)	During 2024 and 2025, an affiliate of the Company held its memory care units in transition and is converting the facility into an assisted living community. We received insurance proceeds related to the property in 2024 and 2025 which were recorded in gain on disposition of property and equipment, net on the consolidated statements of income.
(e)	Costs identified as redundant or non-recurring incurred by the Company as a result of the Transition Services Agreement between the Company and UnitedHealth entered into as part of the acquisition agreement. All amounts are included in Cost of services. Fees incurred under the transition services agreement were $3,001 for the year ended December 31, 2025.
(f)	Represents unusual, non-recurring, or redundant charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.
(g)	This measure is a valuation measure and is displayed thusly, it is not a performance measure as it excludes rent expense, which is a normal and recurring operating expense and, as such, does not reflect our cash requirements for leasing commitments. Our presentation of Consolidated Adjusted EBITDAR should not be construed as a financial performance measure.

The table below reconciles Consolidated net income attributable to The Pennant Group, Inc. to the Consolidated Non-GAAP financial measures, Consolidated Adjusted EBITDA and Consolidated Adjusted EBITDA prior to NCI, for the periods presented:

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024

Net income attributable to The Pennant Group, Inc.	$8,637	$5,758	$29,578	$22,559
Add: Provision for income taxes	3,896	2,071	11,866	7,028
Net interest expense	3,253	650	6,678	6,956
Depreciation and amortization	2,359	1,827	8,538	6,119
Consolidated EBITDA	18,145	10,306	56,660	42,662
Adjustments to Consolidated EBITDA
Add: Start-up operations(a)	269	209	182	137
Share-based compensation expense(b)	2,177	2,425	9,036	8,242
Acquisition related costs(c)	1,102	282	6,587	1,278
Activities associated with transitioning operations(d)	96	13	(880)	(570)
Transition services costs(e)	503	—	503	—
Unusual, non-recurring, or redundant charges(f)	12	458	113	1,004
Rent related to items (a) and (d) above	67	70	265	533
Consolidated Adjusted EBITDA	22,371	13,763	72,466	53,286
Add: Net Income attributable to noncontrolling interest (“NCI”)	1,738	772	4,186	1,780
Consolidated Adjusted EBITDA prior to NCI	$24,109	$14,535	$76,652	$55,066

(a)	Represents results related to start-up operations. This amount excludes rent and depreciation and amortization expense related to such operations.
(b)	Share-based compensation expense and related payroll taxes incurred. Share-based compensation expense and related payroll taxes are included in cost of services and general and administrative expense.
(c)	Non-capitalizable costs associated with acquisitions and write-offs for amounts in dispute with the prior owners of certain acquired operations.
(d)	During 2024 and 2025, an affiliate of the Company held its memory care units in transition and is converting the facility into an assisted living community. We received insurance proceeds related to the property in 2024 and 2025 which were recorded in gain on disposition of property and equipment, net on the consolidated statements of income.
(e)	Costs identified as redundant or non-recurring incurred by the Company as a result of the Transition Services Agreement between the Company and UnitedHealth entered into as part of the acquisition agreement. All amounts are included in Cost of services. Fees incurred under the transition services agreement were $3,001 for the year ended December 31, 2025.
(f)	Represents unusual, non-recurring, or redundant charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

Exhibit 99.1
The following tables present certain financial information regarding our reportable segments. General and administrative expenses are not allocated to the reportable segments:

	Home Health and Hospice Services	Senior Living Services	All Other	Total
Three Months Ended December 31, 2025
Revenue	$233,156	$54,802	$1,365	$289,323
Segment Cost of Services	196,352	38,822
Segment Adjusted EBITDAR from Operations	$36,804	$15,980		$52,784
Three Months Ended December 31, 2024
Revenue	$141,849	$46,871	$172	$188,892
Segment Cost of Services	118,628	33,437
Segment Adjusted EBITDAR from Operations	$23,221	$13,434		$36,655

	Home Health and Hospice Services	Senior Living Services	All Other	Total
Year Ended December 31, 2025
Segment Revenue	$731,392	$210,078	$6,235	$947,705
Segment Cost of Services	610,561	149,553
Segment Adjusted EBITDAR from Operations	$120,831	$60,525		$181,356
Year Ended December 31, 2024
Segment Revenue	$515,344	$174,767	$5,129	$695,240
Segment Cost of Services	427,635	123,107
Segment Adjusted EBITDAR from Operations	$87,709	$51,660		$139,369

Exhibit 99.1
The table below provides a reconciliation of Segment Adjusted EBITDAR from Operations above to income from operations:

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024

Segment Adjusted EBITDAR from Operations(a)	$52,784	$36,655	$181,356	$139,369
Less: Unallocated corporate expenses	17,483	11,747	60,455	43,587
Less: Depreciation and amortization	2,359	1,827	8,538	6,119
Rent—cost of services	12,997	11,215	48,700	43,029
Other income	54	15	422	207
Adjustments to Segment EBITDAR from Operations:
Less: Start-up operations(b)	269	209	182	137
Share-based compensation expense(c)	2,177	2,425	9,036	8,242
Acquisition related costs(d)	1,102	282	6,587	1,278
Activities associated with transitioning operations(e)	96	13	(880)	(570)
Transition services costs(f)	503	—	503	—
Unusual, non-recurring, or redundant charges(g)	12	458	113	1,004
Add: Net income attributable to noncontrolling interest	1,738	772	4,186	1,780
Income from operations	$17,470	$9,236	$51,886	$38,116

(a)
Segment Adjusted EBITDAR from Operations is net income attributable to the Company's reportable segments excluding interest expense, provision for income taxes, depreciation and amortization expense, rent, unallocated corporate and administrative expenses, and, in order to view the operations’ performance on a comparable basis from period to period, certain adjustments including: (1) activities associated with start-up operations, (2) share-based compensation expense, (3) acquisition related costs, (4) activities associated with transitioning operations, (5) transition services costs, (6) unusual, non-recurring, or redundant charges, and (7) net income attributable to noncontrolling interest. “All Other” consists of revenues generated at operating locations not included in the segment financial information reviewed by the CODM. Revenue included in the “All Other” category is insignificant individually, and therefore does not constitute a reportable segment. General and administrative expenses are not allocated to the reportable segments, and are included as “Unallocated corporate expenses”, accordingly the segment earnings measure reported is before allocation of corporate general and administrative expenses. The Company's segment measures may be different from the calculation methods used by other companies and, therefore, comparability may be limited.

(b)	Represents results related to start-up operations. This amount excludes rent and depreciation and amortization expense related to such operations.
(c)	Share-based compensation expense and related payroll taxes incurred. Share-based compensation expense and related payroll taxes are included in cost of services and general and administrative expense.
(d)	Non-capitalizable costs associated with acquisitions and write-offs for amounts in dispute with the prior owners of certain acquired operations.
(e)	During 2024 and 2025, an affiliate of the Company held its memory care units in transition and is converting the facility into an assisted living community. We received insurance proceeds related to the property in 2024 and 2025 which were recorded in gain on disposition of property and equipment, net on the consolidated statements of income.
(f)	Costs identified as redundant or non-recurring incurred by the Company as a result of the Transition Services Agreement between the Company and UnitedHealth entered into as part of the acquisition agreement. All amounts are included in Cost of services. Fees incurred under the transition services agreement were $3,001 for the year ended December 31, 2025.
(g)	Represents unusual, non-recurring, or redundant charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

Exhibit 99.1
The tables below reconcile Segment Adjusted EBITDAR from Operations to Segment Adjusted EBITDA from Operations for each reportable segment for the periods presented:

	Three Months Ended December 31,
	Home Health and Hospice		Senior Living
	2025	2024	2025	2024

Segment Adjusted EBITDAR from Operations	$36,804	$23,221	$15,980	$13,434
Less: Rent—cost of services	3,107	1,935	9,891	9,280
Rent related to start-up and transitioning operations	(15)	(18)	(52)	(52)
Segment Adjusted EBITDA from Operations	$33,712	$21,304	$6,141	$4,206

	Year Ended December 31,
	Home Health and Hospice		Senior Living
	2025	2024	2025	2024

Segment Adjusted EBITDAR from Operations	$120,831	$87,709	$60,525	$51,660
Less: Rent—cost of services	9,752	7,189	38,949	35,840
Rent related to start-up and transitioning operations	(56)	(140)	(209)	(393)
Segment Adjusted EBITDA from Operations	$111,135	$80,660	$21,785	$16,213

Exhibit 99.1
Discussion of Non-GAAP Financial Measures

EBITDA consists of net income, adjusted for net income attributable to noncontrolling interest (“NCI”), before (a) interest expense, net, (b) provisions for income taxes, and (c) depreciation and amortization. Adjusted EBITDA consists of net income attributable to the Company before (a) interest expense, net (b) provisions for income taxes, (c) depreciation and amortization, (d) results related to start-up operations, including rent and excluding depreciation, interest and income taxes, (e) share-based compensation expense, (f) non-capitalizable acquisition related costs, (g) activities associated with transitioning operations, (h) transition services costs, and (i) unusual, non-recurring or redundant charges. Adjusted EBITDA prior to NCI consists of net income attributable to the Company before (a) interest expense, net (b) provisions for income taxes, (c) depreciation and amortization, (d) results related to start-up operations, (f) non-capitalizable acquisition related costs, (g) activities associated with transitioning operations, (h) transition services costs, (i) unusual, non-recurring or redundant charges, and (j) NCI. Consolidated Adjusted EBITDAR is a valuation measure applicable to current periods only and consists of net income attributable to the Company before (a) interest expense, net, (b) provisions for income taxes, (c) depreciation and amortization, (d) rent-cost of services, (e) results related to start-up operations, excluding rent, depreciation, interest and income taxes, (f) share-based compensation expense, (g) acquisition related costs, (h) activities associated with transitioning operations, (i) transition services costs, and (j) unusual, non-recurring or redundant charges. The company believes that the presentation of EBITDA, adjusted EBITDA, adjusted EBITDA prior to NCI, consolidated adjusted EBITDAR, adjusted net income, and adjusted earnings per share provides important supplemental information to management and investors to evaluate the company’s operating performance. The company believes disclosure of adjusted net income, adjusted net income per share, EBITDA, adjusted EBITDA, adjusted EBITDA prior to NCI, and consolidated adjusted EBITDAR has economic substance because the excluded revenues and expenses are infrequent in nature and are variable in nature, or do not represent current revenues or cash expenditures. A material limitation associated with the use of these measures as compared to the GAAP measures of net income and diluted earnings per share is that they may not be comparable with the calculation of net income and diluted earnings per share for other companies in the company's industry. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. For further information regarding why the company believes that this non-GAAP measure provides useful information to investors, the specific manner in which management uses this measure, and some of the limitations associated with the use of this measure, please refer to the company's periodic filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The company’s periodic filings are available on the SEC's website at www.sec.gov or under the "Financial Information" link of the Investor Relations section on Pennant’s website at http://www.pennantgroup.com.